UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2026

Carlyle Credit Solutions

(Exact name of registrant as specified in its charter)

Delaware	814-02024	81-5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Vanderbilt Avenue, Suite 3400
New York New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 813-4900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 – Entry into a Material Definitive Agreement.

Entry into Investment Advisory and Administration Agreements

On November 4, 2026, in connection with the consummation of the Reorganization (as defined in Item 2.01 below), Carlyle Credit Solutions, a Delaware statutory trust formerly known as New Carlyle Credit Solutions (the “Successor Fund”), entered into (i) an investment advisory agreement (the “Investment Advisory Agreement”) with Carlyle Global Credit Investment Management L.L.C., the investment adviser to the Successor Fund (the “Adviser”), and (ii) an administration agreement (the “Administration Agreement”) with Carlyle Global Credit Administration L.L.C., an affiliate of the Adviser (the “Administrator”).

Under the Investment Advisory Agreement, the Adviser manages the Successor Fund’s investments subject to oversight by its board of trustees (the “Board”). The Successor Fund pays a base management fee at an annual rate of 1.00% of Net Assets, as defined in the agreement, at the end of the preceding calendar quarter, adjusted for capital drawn from shareholders, reinvested dividends and distributions during the current quarter as provided in the agreement, payable quarterly in arrears. The income incentive fee is calculated and payable quarterly in arrears based on pre-incentive fee net investment income, subject to a 1.25% quarterly hurdle, a 100% catch-up on income above the hurdle but below 1.43%, and a 12.5% rate on income above 1.43%, with those thresholds measured using the average Hurdle Calculation Value specified in the agreement. The capital gains incentive fee is determined and payable annually in arrears or upon termination and is calculated as 12.5% of cumulative realized gains from inception, net of cumulative realized losses and aggregate unrealized capital depreciation, less capital gains incentive fees paid in prior years. No capital gains incentive fee is payable unless the Successor Fund’s cumulative total return exceeds a 7% annual return on weighted average cumulative capital called less cumulative distributions categorized as Returned Capital, as defined in the agreement.

Under the Administration Agreement, the Administrator provides or arranges for personnel, office facilities and administrative services, and the Successor Fund reimburses its costs and expenses, including the Successor Fund’s allocable portion of overhead.

Both agreements have initial two-year terms and thereafter continue for successive annual periods, subject to the approval requirements of each agreement, including annual approval by a majority of the non-interested trustees. Both agreements may be terminated without penalty on 60 days’ written notice by the Board, a vote of a majority of the outstanding voting securities or the applicable service provider. The Investment Advisory Agreement also terminates automatically upon assignment, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

The foregoing summary descriptions of the Investment Advisory Agreement and the Administration Agreement are subject to and are qualified in their entirety by reference to the Investment Advisory Agreement and Administration Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.01 – Completion of Acquisition or Disposition of Assets.

On November 4, 2026, Carlyle Credit Solutions, Inc., a Maryland corporation (the “Company”), completed its previously reported reorganization (the “Reorganization”) from a Maryland corporation with and into New Carlyle Credit Solutions, a Delaware statutory trust (the “Successor Fund”), pursuant to that certain Agreement and Plan of Reorganization (the “Reorganization Agreement”), dated as of September 8, 2026, among the Company, the Successor Fund, and, for the limited purposes set forth therein, Carlyle Global Credit Investment Management L.L.C., a Delaware limited liability company. Pursuant to the Reorganization Agreement, the Company merged with and into the Successor Fund, with the Successor Fund continuing as the surviving entity, at which time the separate corporate existence of the Company ceased. In connection with the Reorganization, the Successor Fund changed its name to Carlyle Credit Solutions.

In accordance with the terms of the Reorganization Agreement, at the effective time of the Reorganization (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Predecessor Fund of a particular class outstanding immediately prior to the Effective Time was converted into one common share of beneficial interest, par value $0.001 per share, of the Successor Fund of the same class, and each fractional share of common stock of the Predecessor Fund was converted into a corresponding fractional share of the Successor Fund of the same class. As a result of the Reorganization, the Successor Fund issued an aggregate of 95,669,817 common shares of beneficial interest to former stockholders of the Predecessor Fund.

The foregoing description of the Reorganization Agreement is a summary only and is qualified in its entirety by reference to the full text of the Reorganization Agreement, a copy of which was filed as Exhibit 2.1 to the Predecessor Fund’s Current Report on Form 8-K filed on September 9, 2026, which is incorporated herein by reference.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Certificate of Merger filed with the Secretary of State of the State of Delaware, which amended the Certificate of Trust of the Successor Fund, the name of the Successor Fund changed from “New Carlyle Credit Solutions” to “Carlyle Credit Solutions” automatically upon the effectiveness of the Reorganization on November 4, 2026. A copy of the Certificate of Merger is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

The information required by Item 9.01(a) of Form 8-K, including the financial statements required pursuant to Rule 6-11 of Regulation S-X, was previously included or incorporated by reference in the joint proxy statement/prospectus of the Predecessor Fund and the Successor Fund, dated September 23, 2026 and as supplemented on October 22, 2026, as filed under the Securities Act and included in the Successor Fund’s Registration Statement on Form N-14 (Registration Statement No. 333-298812) initially filed on September 8, 2026, as amended, and, pursuant to General Instruction B.3 of Form 8-K, is not included herein.

(d)	Exhibits:

Exhibit Number	Description

2.1	Agreement and Plan of Reorganization among Carlyle Credit Solutions, Inc., New Carlyle Credit Solutions and (for the limited purposes set forth therein) Carlyle Global Credit Investment Management L.L.C., dated as of September 8, 2026 (Incorporated by reference to Exhibit 2.1 to Carlyle Credit Solutions, Inc.’s Current Report on Form 8-K, filed on September 9, 2026).

3.1*	Certificate of Merger of Carlyle Credit Solutions, Inc. into New Carlyle Credit Solutions, effective November 4, 2026.

10.1*	Investment Advisory Agreement, dated as of November 4, 2026, by and between Carlyle Credit Solutions and Carlyle Global Credit Investment Management L.L.C.

10.2*	Administration Agreement, dated as of November 4, 2026, by and between Carlyle Credit Solutions and Carlyle Global Credit Administration L.L.C.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions
(Registrant)

Dated: November 4, 2026	By:	/s/ Thomas M. Hennigan
	Name:	Thomas M. Hennigan
	Title:	President and Chief Financial Officer